PRUDENTIAL INVESTMENT PORTFOLIOS 16
Target Conservative Allocation Fund

Supplement dated May 2, 2014 to the
Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated September 30, 2013

This supplement sets forth changes to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated September 30, 2013 of Target Conservative Allocation Fund (the “Fund”), a series of Prudential Investment Portfolios 16 (PIP 16). The following should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and should be retained for future reference. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus, Statutory Prospectus and SAI.

Changes relating to Target Conservative Allocation Fund

The Board of Trustees of PIP 16, on behalf of the Fund, recently approved a repositioning of the Fund from a mutual fund utilizing a static asset allocation strategy that may be adjusted from time to time and that currently is subadvised by various unaffiliated subadvisers, to a multi-managed fund utilizing a dynamic asset allocation strategy subadvised by various affiliated subadvisers. If the changes outlined below are approved by the Fund’s shareholders, the Fund will be renamed the “Prudential Income Builder Fund.” Under the proposal, Quantitative Management Associates LLC (“QMA”); Jennison Associates LLC (“Jennison”); Prudential Fixed Income (“PFI”), a business unit of Prudential Investment Management, Inc. (“PIM”); and Prudential Real Estate Investors, otherwise known as PREI® (“PREI”), a business unit of PIM, will serve as investment subadvisers to the Fund (collectively, the “Subadvisers”) pursuant to separate subadvisory agreements between PI and each Subadviser (the “Subadvisory Agreements”).

Hiring each Subadviser is subject to approval of the Fund’s shareholders. The proposed changes in investment policies, summarized below, to reposition the Fund as the Prudential Income Builder Fund are contingent upon shareholder approval of the Subadvisers for the Fund. The investment policy changes, including the change in investment objective, are changes in non-fundamental investment policies that do not require shareholder approval.

If the Fund’s shareholders approve the Subadvisers as the Fund’s new subadvisers, the Fund’s name will change to Prudential Income Builder Fund, and the Fund’s investment strategies will change as outlined below. In addition, the current subadvisers will be terminated and 100% of the Fund’s assets will be allocated to the Subadvisers, investments in affiliated Prudential funds and exchange traded funds. QMA would serve as asset allocator to the Fund, and Jennison, PFI and PREI will manage the portion of the Fund’s assets that QMA allocates to them. The Fund’s investment manager, Prudential Investments LLC, and/or its affiliate(s) will bear all costs associated with the proxy solicitation, including legal fees, costs of printing and mailing the proxy statement, and costs of a proxy solicitor.

It is anticipated that the proxy statement relating to approval of the Subadvisers, which will describe the changes to the Fund’s investment objective, investment strategies and the Fund’s name that will be implemented if the shareholders approve the Subadvisers for the Fund, will be mailed to the Fund’s

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shareholders in mid-June 2014 and that the special meeting of the Fund’s shareholders will be held in mid-August 2014. If shareholders approve the Subadvisers, the changes in investment strategy and the name change would be implemented in late September 2014.

A comparison of the investment objective and investment policies and strategies is set forth below.

	Target Conservative Allocation Fund	Prudential Income Builder Fund
Investment Objective	Current income and a reasonable level of capital appreciation.	Income and long term capital growth.
Investment Policies and Strategies

•      Invests in a diversified portfolio of equity and debt obligations.

•      May invest approximately 40% (and up to 45%) of total assets in common stocks.

•      May invest up to 15% in small capitalization stocks.

•      May invest approximately 60% (and up to 65%) of total assets in debt securities of varying credit quality.

•      May invest up to 20% of total assets in foreign equity securities.

•      May invest up to 30% of total assets in securities denominated in foreign currencies (no more than 15% in emerging market currencies).

•      May invest up to 25% of total assets in derivatives (with up to 15% of net assets in swaps).

•      May invest up to 35% of total assets in mortgage related securities and up to 25% of total assets in asset-backed securities.

•      May invest up to 35% of total assets in junk bonds.

•      May invest in ETFs (up to 5% in any one ETF or other mutual fund, and up to 10% in ETFs or other mutual funds collectively).

•      May invest up to 20% of total assets in convertible and preferred securities.

•         Primarily invests in a diversified portfolio of fixed income investments and equity and equity-related securities.

•         May invest approximately 20% to 80% of total assets in equity and equity-related securities.

•         Equity and equity-related securities include common stocks, securities convertible or exchangeable for common stock, preferred securities, warrants and rights, ETFs, investments in various types of business ventures including partnerships and joint ventures and business development companies, real estate securities, securities of real estate investment trusts and income and royalty trusts, American Depositary Receipts and other similar securities issued by U.S. or foreign companies of any market capitalization. May include securities issued in an initial public offering (IPO).

•     May invest up to 25% of total assets in publicly-traded master limited partnerships (MLPs).

•      May invest approximately 20% to 80% of total assets in fixed income investments.

•      Fixed income investments include all types of bonds (except preferred securities) of varying maturities and credit quality (including “junk” bonds), such as U.S. Government securities, mortgage-related and asset-backed securities, convertibles, corporate debt securities, foreign securities. Such investments may be denominated in U.S. currency or foreign currencies.

•      May invest in Underlying Prudential Funds and ETFs.

•      QMA will dynamically allocate assets within equities and equity-related securities and fixed income obligations.

•      Asset allocation decisions will be determined using a combination of quantitative tools and the judgment of QMA’s investment professionals.

•      May invest up to 25% of total assets in derivatives, including options, futures and swaps.

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